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                            STOCK PURCHASE AGREEMENT


            STOCK PURCHASE AGREEMENT, dated as of December 2, 1996 (the "Agreement"), by and between Commodore Environmental Services, Inc., a Delaware corporation ("Commodore"), and Commodore Applied Technologies, Inc., a Delaware corporation and 69.3%-owned subsidiary of Commodore ("Applied").

                              W I T N E S S E T H:

            WHEREAS, Commodore is the owner of (i) 10,000,000 shares of common stock, par value $.001 per share (the "Separation Stock"), of Commodore Separation Technologies, Inc., a Delaware corporation ("Separation"), and (ii) 100 shares of common stock, par value $.001 per share (the "Refrigerant Stock"), of Commodore CFC Technologies, Inc., a Delaware corporation ("Refrigerant" and, together with Separation, the "Subsidiaries");

            WHEREAS, Commodore desires to implement a corporate restructuring to consolidate all of its current environmental technology businesses within Applied; and

            WHEREAS, in order to accomplish said corporate restructuring, Commodore desires to sell, and Applied desires to purchase, all of the Separation Stock and the Refrigerant Stock on the terms and conditions set forth herein;

            NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, the parties agree as follows:

      1.    Purchased Shares and Note

            Subject to the terms and conditions herein stated, Commodore hereby sells, assigns, transfers and delivers to Applied, and Applied hereby purchases from Commodore, all right, title and interest of Commodore in and to (a) the Separation Stock and the Refrigerant Stock (together, the "Purchased Shares"), and (b) the demand promissory note, dated as of September 30, 1996 (the "Note"), issued by Separation to Commodore in the original principal amount of $408,000 and having a current principal balance of $______ and unpaid accrued interest thereunder of $_________, for a total purchase price of (i) Three Million Dollars ($3,000,000) and, (ii) subject to compliance with any applicable stockholder approval or notice requirements, the issuance of a warrant to purchase 7,500,000 shares of common stock, par value $.001 per share, of Applied, at an exercise price of $15.00 per share and expiring on December 1, 2003 (the "Applied Warrant"), a copy of which is attached as Exhibit A hereto.

      2.    Payment of Consideration

            In furtherance of the consummation of the transactions contemplated hereby, simultaneously with the execution and delivery of this Agreement, Applied is (i) paying the cash


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portion of the purchase price by delivering to Commodore Applied's check in the amount of $3,000,000 payable to the order of Commodore, or by wire transferring such amount in immediately available funds to Commodore's designated account and, (ii) subject to compliance with any applicable stockholder approval or notice requirements, delivering to Commodore the Applied Warrant, and (b) Commodore is delivering to Applied (i) the certificates representing the Separation Stock and the Refrigerant Stock, and (ii) the original executed Note, in each case properly endorsed and/or accompanied by instruments of transfer duly executed in blank.

      3.    Closing Date

            The consummation of the transactions contemplated by this Agreement (the "Closing") is taking place simultaneously with the execution and delivery of this Agreement on December 2, 1996 (the "Closing Date") at the principal executive offices of Commodore in New York, New York.

      4.    Representations and Warranties

            4.1 BY COMMODORE. Commodore represents and warrants as follows and acknowledges that Applied is relying upon such representations and warranties in connection with the purchase by Applied of the Purchased Shares:

            (a) The Subsidiaries are corporations duly incorporated, validly existing and in good standing under the laws of State of Delaware;

            (b) The authorized capital stock of (i) Separation consists of 50,000,000 shares of common stock and 5,000,000 shares of preferred stock, and (ii) Refrigerant consists of 1,000 shares of common stock; and of such authorized capital, only the Purchased Shares have been duly issued and are outstanding and are fully paid and non-assessable;

            (c) No person, corporation or other entity has any agreement, option or warrant, or any right or privilege (whether by law, pre-emptive or contractual, or whether by means of any exercise, conversion or other right or action) which has the effect of or is capable of becoming an agreement, option or warrant, for the purchase from either of the Subsidiaries of any securities (including convertible securities) of the Subsidiaries;

            (d) All of the Purchased Shares and the Note are owned by Commodore as the registered and beneficial owner of record, with good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances, restrictions and demands whatsoever (other than restrictions imposed by federal or state securities laws);


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            (e)   No person, corporation or other entity (other than the Applied pursuant to this Agreement) has any agreement, option or warrant, or any right or privilege (whether by law, pre-emptive or contractual, or whether by means of any exercise, conversion or other right or action) which has the effect of or is capable of becoming an agreement, option or warrant, for the purchase of any of the Purchased Shares or the Note;

            (f) Neither Commodore nor the Subsidiaries is party to, bound or affected by or subject to any indenture, mortgage, lease, agreement, instrument, charter or by-law provision, statute, regulation, order, judgment, decree or law which would be violated, contravened or breached by, or under which any default would occur as a result of, the consummation of the transactions provided for herein;

            (g) Commodore has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement by Commodore has been duly authorized by all necessary corporate action on the part of Commodore; and this Agreement constitutes the legal, valid and binding obligation of Commodore, enforceable against Commodore in accordance with its terms; and

            (h) The current principal balance of, and unpaid accrued interest under, the Note are as set forth in Section 1 hereof.

            4.2 BY APPLIED. Applied represents and warrants as follows and acknowledges that Commodore is relying upon such representations and warranties in connection with the sale by Commodore of the Purchased Shares:

            (a) Applied is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware;

            (b) Applied has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement by Applied (except the issuance and delivery of the Applied Warrant hereunder, which is subject to compliance with any applicable stockholder approval or notice requirements) has been duly authorized by all necessary corporate action on the part of Applied; and this Agreement and the Applied Warrant constitute the legal, valid and binding obligations of Applied, enforceable against Applied in accordance with their respective terms;

            (c) Applied is not a party to, bound or affected by or subject to any indenture, mortgage, lease, agreement, instrument, charter or by-law

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                  provision, statute, regulation, order, judgment, decree or law which would be violated, contravened or breached by, or under which any default would occur as a result of, the consummation of the transactions provided for herein; and

            (d) Applied is purchasing the Purchased Shares and the Note for its own account for investment purposes, and not with a view to the distribution thereof in violation of any applicable securities laws.

      5.    Survival of Representations and Warranties

            5.1 COMMODORE. The representations and warranties of Commodore contained in this Agreement, or any agreement, certificate or other document delivered or given pursuant to this Agreement, shall survive the consummation of the transactions contemplated by this Agreement and, notwithstanding such completion or any investigation made by or on behalf of Applied, shall continue in full force and effect for the benefit of Applied and any claim in respect thereof shall be made in writing:

            (a) with respect to representations and warranties of Commodore, relating to matters other than tax matters, for a period of three years after the Closing Date; and

            (b) with respect to representations and warranties of Commodore, relating to tax liability or other tax matters, within the period commencing on the Closing Date and expiring on the date on which the last applicable limitation period (without giving effect to any voluntary extension(s) hereafter granted by or on behalf of either of the Subsidiaries) under any applicable taxation legislation expires with respect to any fiscal year of the Subsidiaries which is relevant in determining any relevant tax liability of the Subsidiaries.

            5.2 APPLIED. The representations and warranties of Applied contained in this Agreement, or any agreement, certificate or other document delivered or given pursuant to this Agreement, shall survive the completion of the transactions contemplated by this Agreement and, notwithstanding such completion or any investigation made by or on behalf of Commodore, shall continue in full force and effect for the benefit of Commodore and any claim in respect thereof shall be made in writing for a period of three years after the Closing Date.

            5.3 GENERAL. The provisions of this Section 5 respecting the expiration of claims periods is expressly subject to Section 8.3 hereof.



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      6.    Transfer and Assumption

            6.1 TRANSFER. This Agreement shall operate as an immediate and effective transfer and assignment of the Purchased Shares and the Note by Commodore to Applied as at the date hereof. The parties agree to do all such other acts and things as may be necessary to give effect to the provisions hereof, and without limiting the generality of the foregoing, to validly and effectively transfer the Purchased Shares and the Note from Commodore to Applied as at the Closing Date, and to validly and effectively issue the Applied Warrant to Commodore as at the date hereof. Commodore hereby irrevocably constitutes and appoints the Secretary of each of the Subsidiaries as its attorney to transfer the Purchased Shares to Applied as at the date hereof on the books of the Subsidiaries, with full power of substitution in the premises.

            6.2 ASSUMPTION. In addition to the transfer and assignment of the Purchased Shares and the Note, this Agreement shall serve to constitute an immediate assignment by Commodore to Applied, and an assumption by Applied, of any and all further lending and/or funding obligations (whether written or verbal) of Commodore in favor of the Subsidiaries; and from and after the date hereof, Commodore shall have no further obligation to extend any loans, advances or other financial accommodations to either of the Subsidiaries (any and all of which obligations are hereby assumed by Applied).

      7.    Additional Covenants

            7.1 Each of Commodore and Applied shall take or cause to be taken all necessary or desirable actions, steps and corporate proceedings to approve or authorize the transactions contemplated by this Agreement and the execution and delivery of this Agreement and other agreements and documents contemplated hereby, and shall cause all necessary meetings of directors and stockholders of the Subsidiaries to be held for such purpose.

            7.2 In connection with the next annual meeting of Applied's stockholders, Applied shall cause to be included in management's proxy materials a proposal, with management's recommendation, for Applied's stockholders to ratify the Applied Warrant and the issuance thereof to Commodore pursuant to this Agreement.

      8.    Indemnification

            8.1 Each party hereto agrees to indemnify and hold harmless the other party from and in respect of any cost, claim, loss, damage, liability or expense which such other party may suffer or incur, whether at law or in equity, arising out, resulting from or in connection with the inaccuracy of any representation or warranty contained herein, for the time periods provided in
Section 4.1 hereof.

            8.2 No claim for indemnification will arise until written notice thereof is given to the party from whom indemnification is sought or claimed (the "Indemnitor"). Such notice shall be sent within a reasonable time following the determination by the party seeking


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indemnification (the "Indemnitee") that a claim for indemnity may exist. In the event that any legal proceedings shall be instituted or any claim or demand is asserted by any third person in respect of which either party may seek any indemnification from the other party, the Indemnitee shall give or cause to be given to the Indemnitor written notice thereof and the Indemnitor shall have the right, at its option and expense, to be present at the defense of such proceedings, claim or demand, but not to control the defense, negotiation or settlement thereof, which control shall at all times remain with the Indemnitee, unless the Indemnitor irrevocably acknowledges full and complete responsibility for indemnification of the Indemnitee in respect of the subject claim, in which case the Indemnitor may assume such control through counsel of its choice, provided however, that no settlement shall be entered into without the Indemnitee's prior written consent (which shall not be unreasonably withheld). The parties agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such third party legal proceeding, claim or demand.

            8.3 Notwithstanding anything in this Agreement to the contrary, the indemnity provided for in this Section 8 shall apply to any loss, claim, cost, damage, expense or liability, whether or not the actual amount thereof shall have been ascertained prior to the final day upon which a claim for indemnity with respect thereto may be made hereunder in accordance with Section 5 hereof, so long as written notice thereof shall have been given to the party from whom indemnification is sought prior to said date, setting forth specifically and in reasonable detail, so far as is known, the matter as to which indemnification is being sought, but nothing herein shall be construed to require payment of any claim for indemnity until the actual amount payable shall have been finally ascertained.

      9.    Tax Treatment

            It is the intention of the parties for the transaction contemplated by this Agreement to qualify as a tax-free reorganization pursuant to Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, thereby resulting in no currently recognized gain or loss to either Commodore or Applied.

      10.   Governing Law

            This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      11.   Entire Agreement

            This Agreement, together with the Applied Warrant, constitutes the entire agreement between the parties relating to the subject matter hereof. There are no verbal statements, representations, warranties, undertakings or agreements between the parties. This agreement may be amended only by an instrument in writing signed by both parties.




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      12.   Time of the Essence

            Time shall be of the essence of this Agreement.

      13.   Assignment

            Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the prior written consent of the other party, which consent may be withheld in either party's sole and absolute discretion.

      14.   Binding Effect

            This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              COMMODORE ENVIRONMENTAL SERVICES, INC.


                              By:    /s/ Paul E. Hannesson
                                 --------------------------------------
                                     Name: Paul E. Hannesson
                                     Title: Chairman of the Board

                              COMMODORE APPLIED TECHNOLOGIES, INC.


                              By:    /s/ Paul E. Hannesson
                                 --------------------------------------
                                     Name: Paul E. Hannesson
                                     Title: Chairman of the Board



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